UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2013

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

(404) 815-0770
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

EarthLink, Inc. (the “Company”) filed its Quarterly Report on Form 10-Q for the period ended March 31, 2013 with the Securities and Exchange Commission (the “SEC”) on May 7, 2013 (the “Original Form 10-Q”).  The Company is filing this Current Report on Form 8-K to provide revised condensed consolidated financial statements for the periods ended March 31, 2012 and 2013. The condensed consolidated financial statements have been revised to provide guarantor financial information in Footnote 16 pursuant to Rule 3-10 of Regulation S-X regarding the guarantee by all of the Company's subsidiaries of the Company's 7.375% Senior Secured Notes due 2020 issued on May 29, 2013.

On May 29, 2013, the Company also entered into a supplemental indenture governing the Company's 8.875% Senior Notes due 2019 to add the Company's subsidiary ITC^DeltaCom, Inc. and its subsidiaries as guarantors under the indenture governing the 8.875% Senior Notes due 2019. ITC^DeltaCom, Inc. and its subsidiaries were the only Company subsidiaries that did not previously guarantee the 8.875% Senior Notes due 2019. Accordingly, the guarantor financial information also revises the information previously contained in Footnote 16 to the condensed consolidated financial statements of the Company with respect to the Company's 8.875% Senior Notes due 2019 to reflect that, as of the date of this filing, all of the Company's subsidiaries now guarantee the 8.875% Senior Notes due 2019.

The revised condensed consolidated financial statements of the Company, which replace in their entirety the condensed consolidated financial statements contained in the Original Form 10-Q, are attached as Exhibit 99.1 and are incorporated by reference herein.

Except as stated herein, this Current Report on Form 8-K does not reflect events occurring after the date of filing of the Original Form 10-Q, and no attempt has been made in this Current Report on Form 8-K to modify or update other disclosures presented in that filing.  Among other things, forward-looking statements made in the Original Form 10-Q have not been revised to reflect events that occurred or facts that became known to the Company after the filing of the Original Form 10-Q, and such forward-looking statements should be read in their historical context.  Accordingly, this Current Report on Form 8-K should be read in conjunction with the Original Form 10-Q and the Company's other filings with the SEC subsequent to the filings of the Original Form 10-Q.

Item 9.01             Financial Statements and Exhibits

(d)  Exhibits

99.1	Condensed Consolidated Financial Statements of EarthLink, Inc. for the periods ended March 31, 2012 and 2013.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President, Chief Financial Officer

Date: July 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Condensed Consolidated Financial Statements of EarthLink, Inc. for the periods ended March 31, 2012 and 2013.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document